LETTER OF TRANSMITTAL AND JOINDER for Deposit of: COMMON SHARES of GLOBAL ROYALTY CORP. pursuant to the Offer dated November 27, 2013 made by COEUR MINING, INC. THE OFFER IS OPEN FOR ACCEPTANCE UNTIL 5:00 P.M. (TORONTO TIME) ON DECEMBER 9, 2013, OR SUCH LATER TIME OR TIMES AND DATE OR DATES AS MAY BE FIXED BY THE OFFEROR (THE “EXPIRY TIME”) UNLESS THE OFFER IS WITHDRAWN. SEE ‘TIME OF ACCEPTANCE’ IN SECTION 2 OF THE OFFER. The terms and conditions of the Offer are incorporated by reference into this Letter of Transmittal and Joinder. Capitalized terms used but not defined in this Letter of Transmittal and Joinder which are defined in the Offer have the meanings ascribed to them in the Offer. All dollar references in this Letter of Transmittal and Joinder refer to United States dollars except where otherwise indicated. IF YOU ARE A U.S. SHAREHOLDER, YOU MUST ALSO COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW (SEE “SUBSTITUTE FORM W-9 FOR U.S. SHAREHOLDERS”). IF YOU ARE NOT A U.S. SHAREHOLDER, YOU MUST COMPLETE THE FORM W-8BEN SET FORTH BELOW (SEE “FORM W-8BEN FOR NON-U.S. SHAREHOLDERS”).

- 2 - TO: COEUR MINING, INC. AND TO: GLOBAL ROYALTY CORP. AND TO: FARRIS, VAUGHAN, WILLS & MURPHY LLP, as Depository Suite 2500, 700 West Georgia Street Vancouver, BC V7Y 1B3 Attn: Al Hudec The undersigned delivers to Farris, Vaughan, Wills & Murphy LLP the enclosed certificate(s) for Common Shares (the “Deposited Securities”) and, subject only to the provisions of the Offer regarding withdrawal, irrevocably accepts the Offer for such Deposited Securities upon the terms and conditions contained in the Offer. Effective immediately following the time when the Offeror takes up and pays for the Deposited Securities under the Offer (the “Effective Time”), the undersigned irrevocably sells, assigns and transfers to the Offeror all right, title and interest in and to the Deposited Securities, and all rights and benefits arising from such Deposited Securities, including any dividends, distributions or payments on such dividends, distributions, payments, securities, property or other interests (collectively, “Distributions”). The following are the details of the enclosed certificate(s): DESCRIPTION OF DEPOSITED SECURITIES (Please print or type. If space is insufficient, please attach a list in the form below.) Certificate Number(s) Name in which Registered (Please fill in exactly as name(s) appear(s) on certificate(s)) Number of Common Shares Represented by Certificate Number of Common Shares Deposited Cost Basis Acquisition Date and Price TOTAL: ___________ The undersigned hereby acknowledges having received the Offer and that delivery of this Letter of Transmittal and Joinder and taking-up of the Deposited Securities constitutes a binding agreement between the undersigned and the Offeror, effective immediately following the time at which the Offeror takes up the Deposited Securities, in accordance with the terms and conditions of the Offer. The undersigned hereby represents and warrants that: A. the undersigned has full power and authority to deposit, sell, assign and transfer the Deposited Securities, together with all Interests, and has not sold, assigned or transferred or agreed to sell, assign or transfer any of such Deposited Securities to any other person; B. the undersigned, or the Person on whose behalf such Deposited Securities are being deposited, has good title to and is the beneficial owner of the Deposited Securities (and any Interests) being deposited; C. the Deposited Securities (and any Interests) will be transferred to and acquired by the Offeror pursuant to the Contemplated Transactions with good and marketable title, free and clear of any and all Encumbrances; D. the Deposited Securities are not subject to any securityholders’ agreement, voting trust or similar agreement or any right or privilege (whether by Laws, pre-emptive or contractual) capable of becoming a securityholders’ agreement, voting trust or other agreement affecting the Deposited Securities or the ability of the undersigned (or, after the acquisition by the Offeror pursuant to the

- 3 - Contemplated Transactions, the Offeror) to exercise all ownership rights thereto, including the voting of any of the Deposited Securities; E. no Person, firm, corporation or other entity whatsoever has any agreement or option, or any right or privilege (whether by Laws, pre-emptive or contractual) capable of becoming an agreement or option, for the purchase, requisition or transfer from the undersigned, or any registered holder of the Deposited Securities or any other Person, of any of the Deposited Securities, or any interest therein or right thereto, except pursuant to this Offer and the Support Agreement, and there does not exist any agreement, understanding or commitment giving rise to any obligations, financial or otherwise, on the part of GRC or any of its Affiliates to the undersigned, or any Affiliates of the undersigned as applicable (or any associates or insiders, as such terms are defined in the Securities Act, of any of the foregoing); F. there is no Claim pending or threatened against the undersigned that relates or could relate to the Support Agreement or otherwise materially impairs or could materially impair the ability of the undersigned to consummate the transfer of Common Shares pursuant to the Contemplated Transactions or the title of the undersigned to any of the Deposited Securities; G. there is no requirement of the undersigned to make any filing with, give any notice to, or obtain any permit, licence, sanction, ruling, order, exemption or consent, approval or waiver of, any Governmental Authority or other Person (including the lapse, without objection, of a prescribed time under applicable Laws that states that a transaction may be implemented if a prescribed time lapses following the giving of notice) as a condition to the lawful completion of the Contemplated Transactions or the execution and delivery by the undersigned and enforcement against the undersigned of the Support Agreement; H. the undersigned is resident in the jurisdiction indicated on its Letter of Transmittal and Joinder and the deposit of such Deposited Securities (and any Interests) complies with applicable securities laws; and I. the undersigned hereby represents and warrants that all of the information the undersigned has provided in this Letter of Transmittal and Joinder is true and correct. The undersigned, by depositing the Deposited Securities pursuant to this Letter of Transmittal and Joinder, has agreed to be joined to the Support Agreement and to provide the representations and warranties contained at Section 4.2 therein. The undersigned irrevocably constitutes and appoints, effective on and after the Effective Time that the Offeror takes up and pays for the Deposited Securities, each director and officer of the Offeror, and any other person designated by the Offeror in writing, as the true and lawful agent, attorney and attorney-in-fact and proxy of the undersigned holder of the Deposited Securities (which Deposited Securities upon being taken up are, together with any Distributions thereon, herein referred to as the “Purchased Securities”), with respect to the Purchased Securities, with full power of substitution (such powers of attorney being coupled with an interest, being irrevocable), in the name of and on behalf of the undersigned: (i) to register or record the transfer or cancellation of Purchased Securities on the appropriate registers maintained by or on behalf of GRC; (ii) for so long as any such Purchased Securities are registered or recorded in the name of the undersigned, to exercise any and all rights of the undersigned including, without limitation, the right to vote, to execute and deliver (provided the same is not contrary to Laws), as and when requested by the Offeror (by whom such Deposited Securities are purchased), any instruments of proxy, authorizations or consents in form and on terms satisfactory to the Offeror in respect of any Purchased Securities, to revoke any such instruments, authorizations or consents given prior to or after the Effective Time, and to designate in any such instruments, authorizations or consents any person or persons as the proxyholder of the undersigned in respect of such Purchased Securities for all purposes including, without limitation, in connection with any meeting or meetings (whether annual, special or otherwise, or any adjournment thereof, including, without limitation, any meeting to consider a Subsequent Acquisition Transaction) of holders of relevant securities of GRC;

- 4 - (iii) to execute, endorse and negotiate, for and in the name of and on behalf of the undersigned, any cheques or other instruments representing any Distributions payable to or to the order of, or endorsed in favour of the undersigned; and (iv) to exercise any rights of the undersigned with respect to such Purchased Securities. The undersigned, effective as of the Effective Time, revokes any and all other authority, whether as agent, attorney- in-fact, attorney or otherwise, previously conferred or agreed to be conferred by the undersigned at any time with respect to the Deposited Securities or any Distributions. The undersigned hereby agrees that no subsequent authority, whether as agent, attorney-in-fact, attorney or otherwise will be granted by or on behalf of the undersigned with respect to the Deposited Securities or any Distributions unless the Deposited Securities are not taken-up and paid for under the Offer. The undersigned agrees not to vote any of the Purchased Securities at any meeting (whether annual, special or otherwise, or any adjournment thereof, including, without limitation, any meeting to consider an Acquisition Proposal, as defined in the Support Agreement) of holders of relevant securities of GRC and not to exercise any of the other rights or privileges attached to the Purchased Securities, and agrees to execute and deliver to the Offeror any and all instruments of proxy, authorizations or consents in respect of all or any of the Purchased Securities, and agrees to appoint in any such instruments of proxy, authorizations or consents, the person or persons specified by the Offeror as the proxy of the holder of the Purchased Securities. Upon such appointment, all prior proxies and other authorizations (including, without limitation, all appointments of any agent, attorney or attorney-in-fact) or consents given by the holder of such Purchased Securities with respect thereto will be revoked and no subsequent proxies or other authorizations or consents may be given by such person with respect thereto. The undersigned further covenants to execute, upon request of the Offeror, any additional documents, transfers and other assurances as may be necessary or desirable to complete the sale, assignment and transfer of the Purchased Securities to the Offeror and to give effect to the covenants of the undersigned under the terms of the Offer. Each authority herein conferred or agreed to be conferred may be exercised during any subsequent legal incapacity of the undersigned and shall, to the extent permitted by law, survive the death or incapacity, bankruptcy or insolvency of the holder and all obligations of the holder therein shall be binding upon the heirs, executors, administrators, attorneys, personal representatives, successors and assigns of the undersigned. The undersigned understands and acknowledges that under no circumstances will interest accrue or be paid by the Offeror or the Depositary to persons depositing the Deposited Securities on the purchase price of the Deposited Securities purchased by the Offeror, regardless of any delay in making any payment of consideration. The undersigned acknowledges that the Offer is not being made to, nor will deposits be accepted from or on behalf of, the undersigned in any jurisdiction in which the making or acceptance thereof would not be in compliance with the laws of such jurisdiction. The undersigned has, independently and without reliance upon the Offeror, and based on such information as the undersigned has deemed appropriate, made its own analysis and decision to deposit the Deposited Securities pursuant to this Letter of Transmittal and Joinder. The undersigned acknowledges that he or she has been informed that he or she should obtain independent legal advice with respect to his or her rights and obligations under this Letter of Transmittal and Joinder and has been given the opportunity to obtain such legal advice. The undersigned further acknowledges that he or she has reviewed this Letter of Transmittal and Joinder in its entirety and fully understands all of the terms and provisions contained herein and the nature and consequences of his or her obligations contained herein. The undersigned further acknowledges that the Offeror has not made and does not make any representation or warranty, whether express or implied, of any kind or character except as expressly set forth in this Letter of Transmittal and Joinder. Upon termination of the Support Agreement in accordance with its terms, this Letter of Transmittal and Joinder shall be deemed to terminate concurrently and shall have no further force and effect. By reason of the use of an English language form of Letter of Transmittal and Joinder, the undersigned shall be deemed to have required that any contract evidenced by the Offer as accepted through this Letter of Transmittal and Joinder, as well as all documents related thereto, be drawn exclusively in the English language. En raison de l’usage d’une version anglaise de la présente lettre de transmission, le soussigné est réputé avoir demandé que tout contrat attesté par l’offre, telle qu’elle est acceptée au moyen de cette lettre de transmission, de même que tous les documents qui s’y rapportent, soient rédigés exclusivement en anglais.

- 5 - SHAREHOLDER INFORMATION AND INSTRUCTIONS Before signing this Letter of Transmittal and Joinder, please review carefully and complete the following boxes, as appropriate. RESIDENCY STATUS By execution of this Letter of Transmittal and Joinder, you hereby represent and warrant that, for the purposes of the Tax Act, as defined in the Support Agreement, you are an individual, trust or corporation which is (please check appropriate box):  not a Non-resident for Canadian income tax purposes – OR –  a Non-resident for Canadian income tax purposes Shareholders that are Non-residents, indicate country of residence: ___________________________________ Note: A Shareholder which is a partnership that has any Non-resident partner(s) should represent and warrant above that it is “a Non-resident for Canadian income tax purposes”. In addition, by execution of this Letter of Transmittal and Joinder, you hereby represent and warrant that you (please check appropriate box): a) are NOT a broker, dealer, bank or nominee that owns Deposited Securities on behalf of others and are:  not resident in the United States;  resident in the United States; b) are a broker, dealer, bank or nominee owning Deposited Securities for:  accounts of customers not resident in the United States;  accounts of customers resident in the United States;

- 6 - BLOCK A PAYMENT INSTRUCTIONS ISSUE OFFEROR SHARES AND CHEQUE IN THE NAME OF: (Please print or type) __________________________________ (Name) __________________________________ (Street Address and Number) __________________________________ (City and Province or State) __________________________________ (Country and Postal (or Zip) Code) __________________________________ (Telephone – Business Hours) __________________________________ (Social Insurance, Social Security Number or Tax Identification Number) BLOCK B DELIVERY INSTRUCTIONS SEND OFFEROR SHARES AND CHEQUE TO: (please print or type):  Same address as Block A or to: __________________________________ (Name) __________________________________ (Street Address and Number) __________________________________ (City and Province or State) __________________________________ (Country and Postal/Zip Code) __________________________________ (Telephone – Business Hours) __________________________________ (Social Insurance, Social Security Number or Tax Identification Number)

- 7 - BLOCK C STATUS AS U.S. SHAREHOLDERS TO BE COMPLETED BY ALL SHAREHOLDERS (See Substitute Form W-9 for U.S. Shareholders) A “U.S. Shareholder” is any Shareholder that is either (A) providing an address in Block B which is located within the United States or any territory or possession thereof or (B) a United States person for United States federal income tax purposes. INDICATE WHETHER OR NOT YOU ARE A U.S. SHAREHOLDER OR ARE ACTING ON BEHALF OF A U.S. SHAREHOLDER:  The owner signing this Letter of Transmittal and Joinder represents that it is not a U.S. Shareholder and is not acting on behalf of a U.S. Shareholder.  The owner signing this Letter of Transmittal and Joinder is a U.S. Shareholder or is acting on behalf of a U.S. Shareholder. IF YOU ARE A U.S. SHAREHOLDER OR ARE ACTING ON BEHALF OF A U.S. SHAREHOLDER, THEN IN ORDER TO AVOID BACKUP WITHHOLDING YOU MUST COMPLETE A SUBSTITUTE IRS FORM W-9 OR OTHERWISE PROVIDE CERTIFICATION THAT YOU ARE EXEMPT FROM BACKUP WITHHOLDING, AS PROVIDED IN THE INSTRUCTIONS. IF YOU ARE NOT A U.S. SHAREHOLDER OR ARE ACTING ON BEHALF OF A SHAREHOLDER THAT IS NOT A U.S. SHAREHOLDER, YOU MUST COMPLETE THE IRS FORM W-8BEN INCLUDED IN THIS LETTER OF TRANSMITTAL AND JOINDER.

- 8 - SHAREHOLDER SIGNATURE By signing below, the undersigned expressly agrees to the terms and conditions set forth above. Signature of Shareholder or Authorized Representative (to this Letter of Transmittal and Joinder): Dated: , 2013 Signature of Shareholder or Authorized Representative (see Instructions 1 and 2 to this Letter of Transmittal and Joinder) Name of Shareholder or Authorized Representative (please print or type) Telephone number (business hours) of Shareholder or Authorized Representative Social Insurance or Social Security Number or Tax Identification Number of Shareholder Additional Signatures for Joint Shareholders (if required): Dated: , 2013 Signature of Shareholder or Authorized Representative (see Instructions 1 and 2 to this Letter of Transmittal and Joinder) Name of Shareholder or Authorized Representative (please print or type) Telephone number (business hours) of Shareholder or Authorized Representative Social Insurance or Social Security Number or Tax Identification Number of Shareholder

- 9 - INSTRUCTIONS 1. Signatures This Letter of Transmittal and Joinder must be filled in and signed by the holder of Common Shares accepting the Offer described above or by such holder’s duly authorized representative (in accordance with Instruction 2). (a) If this Letter of Transmittal and Joinder is signed by the registered owner(s) of the accompanying certificate(s), such signature(s) on this Letter of Transmittal and Joinder must correspond with the name(s) as registered or as written on the face of such certificate(s) without any change whatsoever, and the certificate(s) need not be endorsed. If such deposited certificate(s) are owned of record by two or more joint owners, all such owners must sign the Letter of Transmittal and Joinder. (b) If this Letter of Transmittal and Joinder is signed by a person other than the registered owner(s) of the accompanying certificate(s): (i) such deposited certificate(s) must be endorsed or be accompanied by appropriate share transfer power of attorney duly and properly completed by the registered owner(s); and (ii) the signature(s) on such endorsement or share transfer power of attorney must correspond exactly to the name(s) of the registered owner(s) as registered or as appearing on the certificate(s). 2. Fiduciaries, Representatives and Authorizations Where this Letter of Transmittal and Joinder is executed by a person on behalf of an executor, administrator, trustee, guardian, corporation, partnership or association or is executed by any other person acting in a representative or fiduciary capacity, this Letter of Transmittal and Joinder must be accompanied by satisfactory evidence of their proof of appointment and authority to act. Any of the Offeror or the Depository, at their discretion, may require additional evidence of appointment or authority or additional documentation.

- 10 - FORMS W-8 AND W-9 United States federal income tax law generally requires a U.S. Shareholder who receives cash in exchange for securities to provide the Depositary with its correct Taxpayer Identification Number (“TIN”), which, in the case of a shareholder who is an individual, is generally the individual’s social security number. If the Depositary is not provided with the correct TIN or an adequate basis for an exemption, such holder may be subject to penalties imposed by the Internal Revenue Service (the “IRS”) and backup withholding in an amount equal to 28% of the gross proceeds of any payment received hereunder. If withholding results in an overpayment of taxes, a refund may be obtained by the U.S. Shareholder by filing a U.S. tax return. To prevent backup withholding, each U.S. Shareholder must provide such holder’s correct TIN by completing the Substitute Form W-9 set out in this document, which requires such holder to certify under penalty of perjury: (1) that the TIN provided is correct (or that such holder is awaiting a TIN); (2) that (i) the holder is exempt from backup withholding; (ii) the holder has not been notified by the IRS that it is subject to backup withholding as a result of a failure to report all interest or dividends; or (iii) the IRS has notified the holder that it is no longer subject to backup withholding; and (3) that the holder is a U.S. person (including a U.S. resident alien). Exempt holders (including, among others, all corporations) are not subject to backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt holder must enter its correct TIN in Part I of Substitute Form W-9, write “Exempt” in Part II of such form, and sign and date the form. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the “W-9 Guidelines”) for additional instructions. If Deposited Securities are held in more than one name or are not in the name of the actual owner, consult the enclosed W-9 Guidelines for information on which TIN to report. If a U.S. Shareholder does not have a TIN, such holder should: (i) consult the enclosed W-9 Guidelines for instructions on applying for a TIN, (ii) write “Applied For” in the space for the TIN in Part I of the Substitute Form W-9, and (iii) sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth in this document. In such case, the Depositary may withhold 28% of the gross proceeds of any payment made to such holder prior to the time a properly certified TIN is provided to the Depositary, and if the Depositary is not provided with a TIN within sixty (60) days, such amounts will be paid over to the IRS. If the Substitute Form W-9 is not applicable to a U.S. Shareholder because such holder is not a U.S. person for United States federal income tax purposes, such holder will instead need to submit an appropriate and properly completed IRS Form W-8 Certificate of Foreign Status, signed under penalty of perjury. An appropriate IRS Form W¬8 (W-8EXP or other form) may be obtained from the Depositary. The IRS Form W-8BEN is included in this Letter of Transmittal and Joinder. A SHAREHOLDER WHO FAILS TO PROPERLY COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH IN THIS LETTER OF TRANSMITTAL AND JOINDER OR, IF APPLICABLE, THE APPROPRIATE IRS FORM W-8 MAY BE SUBJECT TO BACKUP WITHHOLDING OF 28% OF THE GROSS PROCEEDS OF ANY PAYMENTS MADE TO SUCH HOLDER PURSUANT TO THE OFFER.

- 11 - FORM W-8BEN TO BE COMPLETED BY TENDERING SHAREHOLDERS THAT ARE NOT U.S. PERSONS

- 12 - SUBSTITUTE FORM W-9 TO BE COMPLETED BY TENDERING SHAREHOLDERS THAT ARE U.S. PERSONS (INCLUDING U.S. RESIDENT ALIENS) (SEE “GUIDELINES FOR CERTIFICATION OF TIN ON SUBSTITUTE FORM W-9” BELOW) SUBSTITUTE FORM W-9 Payer’s Request for Taxpayer Identification Number (TIN) and Certification PART I — PLEASE PROVIDE YOUR TAXPAYER IDENTIFICATION NUMBER IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for Instructions. (For most individuals, this is your social security number. If you do not have a TIN, see “How to Obtain a TIN” in the Guidelines below.) Note: If the account is in more than one name, see the chart in the enclosed W-9 Guidelines to determine which number to give the payer. ____________________________ Social Security Number(s) (If awaiting TIN, write “Applied For”) OR ____________________________ Employer Identification Number(s) (If awaiting TIN, write “Applied For”) Please Fill in Your Name, Address and Status Below Name (Please Print) Address (Include Postal Code or Zip Code) Status (individual, corporation, partnership, other) PART II — CERTIFICATION UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT: (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and (3) I am a U.S. person (including a U.S. resident alien). Signature Date: CERTIFICATION GUIDELINES — You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of under-reporting of interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2). CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the payer, 28% of all payments made to me shall be retained until I provide a taxpayer identification number to the payer and that, if I do not provide my taxpayer identification number within sixty (60) days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 28% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number. Signature Date: NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A PENALTY AND BACKUP WITHHOLDING OF 28% OF ANY CASH PAYMENT MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED “GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9” FOR ADDITIONAL DETAILS.

- 13 - GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 Guidelines for Determining the Proper Identification Number to Give the Payer — Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer. For this type of account: Give the SOCIAL SECURITY number of For this type of account: Give the EMPLOYER IDENTIFICATION number of Individual The individual A valid trust, estate, or pension trust Legal entity (do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title)(4) Two or more individuals (joint account) The actual owner of the account or, if combined funds, the first individual on the account(1) Corporate The corporation Custodian account of a minor (Uniform Gift to Minors Act) The minor(2) Association, club, religious, charitable, educational or other tax exempt organization account The organization The usual revocable savings trust account (grantor is also trustee) The grantor-trustee(1) Partnership account The partnership So-called trust account that is not a legal or valid trust under state law The actual owner(1) A broker or registered nominee The broker or nominee Sole proprietorship or single owner LLC The owner(s)(3) Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district or prison) that receives agricultural program payments The public entity (1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished. (2) Circle the minor’s name and furnish the minor’s social security number. (3) You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or employer identification number (if you have one). (4) List first and circle the name of the legal trust, estate, or pension trust.

- 14 - NOTE: IF NO NAME IS CIRCLED WHEN THERE IS MORE THAN ONE NAME, THE NUMBER WILL BE CONSIDERED TO BE THAT OF THE FIRST NAME LISTED. How to Obtain a TIN If you don’t have a taxpayer identification number or if you don’t know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service (“IRS”) or by calling (800) TAX-FORM, and apply for a number. Payees Exempt from Backup Withholding Payees exempt from backup withholding on all payments include the following:  An organization exempt from tax under Section 501(a), any IRA, or a custodial account under Section 403(b)(7) if the account satisfies the requirements of Section 401(f)(2).  The United States or any of its agencies or instrumentalities.  A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.  A foreign government or any of its political subdivisions, agencies, or instrumentalities.  An international organization or any of its agencies or instrumentalities. Other payees that may be exempt from backup withholding include:  A corporation.  A foreign central bank of issue.  A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.  A futures commission merchant registered with the Commodity Futures Trading Commission.  A real estate investment trust.  An entity registered at all times during the tax year under the Investment Company Act of 1940.  A common trust fund operated by a bank under Section 584(a).  A financial institution.  A middleman known in the investment community as a nominee or custodian.  A trust exempt from tax under Section 664 or described in Section 4947. Payments Exempt from Backup Withholding Payments of dividends and patronage dividends not generally subject to backup withholding include the following:  Payments to non-resident aliens subject to withholding under Section 1441.  Payments to partnerships not engaged in a trade or business in the United States and that have at least one non-resident alien partner.  Payments of patronage dividends where the amount received is not paid in money.  Payments made by certain foreign organizations.  Section 404(k) payments made by an ESOP. Exempt payees described above should file a substitute Form W-9 to avoid possible erroneous backup withholding. FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” ON THE FACE OF THE FORM IN PART II, SIGN AND DATE THE FORM, AND RETURN IT TO THE PAYER. Privacy Act Notice. — Section 6109 requires most recipients of dividend, interest or other payments to give their correct taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of tax returns. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% (or such other rate specified by the Internal Revenue Code) of taxable interest, dividend and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

- 15 - Penalties (1) Penalty for Failure to Furnish Taxpayer Identification Number. — If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of U.S.$50 for each such failure unless your failure is due to reasonable cause and not to willful neglect. (2) Civil Penalty for False Information With Respect to Withholding. – If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a U.S.$500 penalty. (3) Criminal Penalty for Falsifying Information. –Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment. FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE. 6267773